Exhibit 10.2

Labour Contract

Party A:Yun Nan Xin Yuan Tang Pharmacies Co., Ltd
Address: No. 504, West Ren Min Road, Kun Ming
Legal Representative: Zhen Jiang Wang
Party B: Yi Jia Li

According to the Labour Law of P.R.China and relevant laws and regulations, Party A and Party B have reached the following agreement in pursuance of the principle of equality, free will and mutual covenant:
1. Position and job (type of work)
Per the business requirement of Party A, Party B is employed in the position of CFO (Type of work).
2. Term of contract (Probation Period)
2.1 Term of contract
Party A and B choose the  1st option as the term of this Contract.
I. Fixed term 3 years, commencing the date June 1,2009 and ending as of date May 30,2011.
II.Unfixed term, commencing from the date of signing of this Contract.
III. To complete certain amount of work, commencing the date____ and ending the date____ until the work is finished.
2.2 Probation Period
I. No probation.
II. Probation_(crossed here)__ Month. Probation period shall be inclusive of the contractual term.
3. Work Time
Party A carries out the 1st working time system per the State's rules.
3.1 Standard work time, namely, Party B works 8 hours a day, 40 hours a week.

3.2 Unfixed working time.
3.3. Comprehensive calculation of working time.
Party A is entitled to prolong the working time based on its specific requirement and subject to consultation with the work union or Party B, usually no more than 1 hour a day. Under extreme circumstance the working time can be prolonged to no more than 3 hours provided Party B's health condition is well protected. Monthly prolonged work time shall not exceed 36 hours.
The above restriction shall not apply if the prolonged work time falls into the circumstance provided by laws and administrative regulations.
4. Compensation
4.1 Salary during probation RMB (Crossed) per month; Upon completion of probation salary RMB 3400 per month.Party B may choose to adjust salary of Party B based upon the laws and collective labour contract. However, the salary payable by Party A to Party B shall not be lower than the mandatory minimum salary standard announced by the municipal government of the current year.
4.2 Pary A shall pay salary before the 30th day of each month.
4.3 If over time work is arranged by Party A, salary shall be paid per Article 44 of Labour Law.
4.4 The salary shall be paid per the relevant regulations if Party B is sick or injured not due to the work.
4.5 Party B's salary is unaffected if he/she performs the State's and social obligations per the State's rules during the work time.
4.6 Party B's salary shall be paid per the relevant rules during the suspended period.
4.7 Party B is entitled to vacations or leave per the State's rules, the salary during which time shall be as per the relevant rules of the State, Province and Municipality.
5. Labour Protection and condition
5.1 Party A shall provide safe and hygiene condition and necessary labour protection facilities. Regular physical examination shall be provided to employees under the risk of occupational hazard.
5.2 Party B is entitled to reject the endangering work instruction of Party A's managers and lodge complaint on conducts endangering life safety and health.

6. Social Insurance and welfare
6.1 Party A shall arrange social insurance for Party B per the social insurance rules of Yun Nan Province.
6.2 If Party B is injured or dead due to work, the Work Injury Insurance Regulation and relevant rules shall apply.
6.3 The social welfare shall be constantly improved if economically permitted for Party A.
7. Work Discipline
During the contractual term Party B shall:
7.1 comply with all policies and rules of Party A.
7.2 strictly comply with safety operational rules and ensure safe manufacturing.
7.3 fulfill the work assignment timely.
7.4 keep confidential of Party A's business secret and safeguard Party A's assets.
7.5 comply with the State's and local one- child policy.
8. Amendment, cancellation, re-establishment and termination
8.1 Upon mutual covenant this Contract is subject to amendment.
8.2 Party A is entitled to terminate the labour contract when any one of the following circumstance arises:

I. Is proved during the probation period not to satisfy the conditions for employment；

II. Materially breaches the Employer's rules and regulations；

III.Commits serious dereliction of duty or practices graft， causing substantial damage to the Employer；

IV Has his criminal liability pursued in accordance with the law;

V. Other circumstance provided by laws and regulations.

8.3 Party A is able to terminate the Contract with 30 days written notice given any of the following circumstances arises:

I. Reduction of people approved by the Labour Bureau due to restructuring at the brink of bankruptcy or when Party A encounters serious difficulties in production and/or business operations;

II. After the set period of medical care for an illness or non-work-related injury， the Employee can engage neither in his original work nor in other work arranged for him by his Employer

III.The Employee is incompetent and remains incompetent after training or adjustment of his position

IV.  major change in the objective circumstances relied upon at the time of conclusion of the labour Contract renders it unperformable and， after consultations， the Employer and Employee are unable to reach agreement on amending the Labour Contract.

8.4 Party A cannot terminate the Labour Contract in accordance with 8.3 when any of the following circumstances arises:

I. Party B is engaged in operations exposing him to occupational disease hazards and has not undergone a pre-departure occupational health check-up， or is suspected of having contracted an occupational disease and is being diagnosed or under medical observation；

II. Party B has been confirmed as having lost or partially lost his capacity to work due to an occupational disease contracted or a work-related injury sustained with the Employer；

III. Party B has contracted an illness or sustained a non-work-related injury， and the set period of medical care therefore has not expired；

IV. Party B is a female employee in her pregnancy，confinement or nursing period；

V. Other circumstances as specified by laws and regulations.

8.5 Party B may terminate the Labour Contract with Party A any time when any of the following circumstances arises:

I. Within probation period;

II. If Party A fails to provide the labor protection or working conditions specified in the employment contract；

III. If Party A uses violence， threats or unlawful restriction of personal freedom to compel a Employee to work;

IV. Other circumstances as specified by laws and regulations.

8.6 Then Labour Contract is terminated automatically when ny of the following circumstances arises:

I. Party A is bankrupted;

II. Party A is wound up or cancelled lawfully;

III. Party B is deceased.

8.7 Except for the circumstances given in 8.5, a 30 days notice shall be given by Party B to Party A.

8.8 Reestablishment of the Labour Contract

If both Parties agree to renew the employment relationship, another labour contract shall be establised within 30 days before the expiry.

8.9 Termination

The Labour Contract is terminated when the Contract expires or when the conditions lead to termination arises.

9. Liabilities

9.1 Liabilities of Party A

I. If Party A deducts or delay the payment of salary of Party B for no cause, or refuses to pay over time salary, an extra 25% of the salary shall be payable in addition to the salary.

II. If the salary is lower than the minimum salary announced by the municipal government of the current year, such difference shall be paid together with 1% per day of the total amount of difference.

III. If Party A fails to arrange social insurance per 6.1, which causes damages to Party B, Party A shall make compensation according to the relevant rules of Shen Zhen social insurance policies.

VI.Party A shall pay compensation to Party B if any one of the following conditions is satisfied.

A. The Labour Contract is terminated due to the proposal of Party A but subject to both parties' consent.

B. The Labour Contract is terminated according to I, II, III and VI of Article 8.3 and II, III and VI of Article 8.5.

V. Party A shall pay one time medical allowance to Party B if the Labour Contract is terminated per II of 8.3.

VI. A compensation equivalent to one month salary shall be payable to Party B if the Labour Contract is terminated in accordance with II, III and IV of 8.3 without 30 days prior notice.

9.2 Liabilities of Party B

If Party B terminates the Labour Contract by violating this Contract, which causes damages to Party A, Party B shall be liable for:

I. The expenses incurred on Party A to recruit Party B;

II. The training fees paid by Party A for Party B;

III. Any direct economic loss incurred on manufacturing, operation and work.

9.3 Other liabilities agreed by both parties:

Crossed.

10. Dispute Resolution

Any dispute shall be subject to consultation first while the unsolved dispute after consultation shall be mediated by Party A's Labour Dispute Mediation Committee or submitted to labour arbitration. If there is still a dispute toward the arbitration award, either party may lodge a law suit in People's Court.

11. Other specific issues or amendments to the original contract:

Crossed

12. If there are any discrepancies between this contract and the existing labour laws and regulations, the latter shall prevail.

13. This contract is effective from the date of signing or sealing by both parties. Any alteration or unauthorized represented signing are invalid.

14. This contract is in duplicate while each party holds one original.

15. The below documents shall be the exhibitions of this contract, which have the same effectiveness: (crossed)

15.1

15.2

15.3

Party A (Seal)	Party B(Signature)

Legal Representative( Or responsible person) Signature

Date of signing by both parties

Labour Contract shall be in a written form with each party of both parties holding one original.